EXHIBIT 28.2

                            AGREEMENT

       Reference is hereby made to that certain Fourth Restated and Amended Credit Agreement dated as of November 14, 1994, as amended by the First Amendment to Fourth Restated and Amended Credit Agreement dated as of March 30, 1995, the Second Amendment to Fourth Restated and Amended Credit Agreement dated as of August 14, 1995, the Agreement dated as of March 21, 1996, the Agreement dated as of March 27, 1996 and the Agreement dated as of April 24, 1996 (as so amended, the "Credit Agreement") among Pride Companies, L.P. ("Borrower"), Pride Refining, Inc., Pride SGP, Inc., Desulfur Partnership, Pride Marketing of Texas (Cedar Wind), Inc., Pride Borger, Inc., Pride Texas Plains, L.P. and Pride Texas Plains GP L.L.C. (collectively, the "Guarantors"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and Bank One, Texas, N.A. and NationsBank of Texas, N.A., as Lenders (sometimes collectively referred to herein as "Lenders" and each individually, a "Lender"). Capitalized terms used herein shall have the meanings given them in the Credit Agreement.

       Borrower has requested, and Agent and Lenders have agreed to amend the Credit Agreement for the purposes expressed herein.

       In consideration of the mutual covenants and agreements contained herein and in the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders, Agent, Borrower and Guarantors agree as follows:

       1.  Definitions.  The definition of "Maturity Date" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

       "'Maturity Date' shall mean the earlier to occur of April 1, 1997 or the date of any Acceleration."

       2. Fees and Effective Date. This Amendment shall become effective as of the date written below when and only when Borrower has paid to Agent for the benefit of Lenders an extension fee in the amount of $200,000 (the "Extension Fee"). If the partnership structure of Borrower is restructured and the Credit Agreement is restated in connection therewith, the Extension Fee will be credited toward the restructuring fee to be paid by Borrower in connection with such transactions.

       3. Ratification of Documents. The Credit Agreement as hereby amended is ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

       4. Loan Document. This Agreement is a Loan Document and all provisions in the credit Agreement pertaining to Loan Documents apply hereto.

       5. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of May 14, 1996.

                                       PRIDE COMPANIES, L.P.

                                       By:  Pride Refining, Inc.,
                                            its general partner

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE REFINING, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE SGP, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       DESULFUR PARTNERSHIP

                                       By:  Pride Marketing of
                                            Texas (Cedar Wind),
                                            Inc., its general
                                            partner

                                       By:  Dave Caddell
                                            Secretary


                                       PRIDE MARKETING OF TEXAS
                                       (CEDAR WIND), INC.

                                       By:  Dave Caddell
                                            Secretary


                                       PRIDE BORGER, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE TEXAS PLAINS, GP,
                                       L.L.C.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE TEXAS PLAINS, L.P.

                                       By:  Pride Refining, Inc.,
                                            its general partner

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       NATIONSBANK OF TEXAS, N.A.,
                                       as agent

                                       By:  Jay T. Wampler
                                            Vice President


                                       NATIONSBANK OF TEXAS, N.A.

                                       By:  Jay T. Wampler
                                            Vice President


                                       BANK ONE, TEXAS, N.A.

                                       By:  Randall B. Durant
                                            Vice President


                      CONSENT AND AGREEMENT

       Each of Pride Refining, Pride SGP and Desulfur Partner hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Restated Guaranty Agreement dated as of November 14, 1994, made by it for the benefit of Lenders and Agent, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                       PRIDE REFINING, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE SGP, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       DESULFUR PARTNERSHIP

                                       By:  Pride Marketing of
                                            Texas (Cedar Wind),
                                            Inc., its general
                                            partner

                                       By:  Dave Caddell
                                            Secretary


                      CONSENT AND AGREEMENT

       Pride Marketing hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty Agreement dated as of November 14, 1994, made by it for the benefit of Lenders and Agent, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                       PRIDE MARKETING OF TEXAS
                                       (CEDAR WIND), INC.

                                       By:  Dave Caddell
                                            Secretary


                      CONSENT AND AGREEMENT

       Each of the undersigned hereby consents to the provisions of this Agreement and the transactions contemplated herein,, and hereby ratifies and confirms the Guaranty Agreement dated as of March 30, 1995, made by it for the benefit of Lenders and Agent, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                       PRIDE BORGER, INC.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE TEXAS PLAINS, GP,
                                       L.L.C.

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel


                                       PRIDE TEXAS PLAINS, L.P.

                                       By:  Pride Refining, Inc.,
                                            its general partner

                                       By:  Dave Caddell
                                            Vice President/General
                                            Counsel